                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 30, 1998



            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


   District of Columbia                l-7102                     52-0891669
  (state or other juris-            (Commission               (I.R.S. Employee
diction of incorporation)           File Number)             Identification No.)



Woodland Park, 2201 Cooperative Way, Herndon, VA                 22071-3025
   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:            (703)709-6700

          (Former name or former address, if changed since last report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

            The following exhibits are filed herewith:

      1.          Underwriting   Agreement   dated  October 30,  1998,
                  between the registrant and Lehman Brothers Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

      2. Form of Global Certificate for the 6.55% Collateral Trust Bonds, due 2018.

      3. Form of Global Certificate for the 5.75% Collateral Trust Bonds, due 2008.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NATIONAL RURAL UTILITIES COOPERATIVE
                                 FINANCE CORPORATION


                              /s/ Steven L. Lilly
                              -------------------------------------
                              Steven L. Lilly
                              Senior Vice President and
                              Chief Financial Officer
                              (Principal Financial Officer)


Dated:  November 5, 1998

                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

      1. Underwriting Agreement dated October 30, 1998 between the registrant and Lehman Brothers Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

      2. Form of Global Certificate for the 6.55% Collateral Trust Bonds, due 2018.

      3. Form of Global Certificate for the 5.75% Collateral Trust Bonds, due 2008.